                          Exhibit 17(b)(vi)

         Supplements dated March 31, 2001, May 11, 2001 and
         May 25, 2001 to Firstar Funds, Inc.'s Y Shares and
        Institutional Shares Prospectuses dated March 1, 2001.
          Supplements dated March 31, 2001 and May 11, 2001
   to Firstar Funds, Inc.'s Statement of Additional Information for equity and bond funds dated March 1, 2001

                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                              Institutional Shares
                                     of the

Institutional Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM)Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund (the "Funds")

                          Supplement dated May 11, 2001
                        to Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.


                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                                    Y Shares
                                     of the

Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund and

                              Institutional Shares
                                     of the

Institutional Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund (the "Funds")

                          Supplement dated May 11, 2001
                        to Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.

                               FIRSTAR FUNDS, INC.
                                 (the "Company")
                       Statement of Additional Information
                                       for

       Short-Term Bond Fund           National Municipal Bond Fund       International Value Fund
      Intermediate Bond Fund              Balanced Income Fund              Global Equity Fund
 U.S. Government Securities Fund          Balanced Growth Fund          International Growth Fund
       Aggregate Bond Fund                Growth & Income Fund              MidCap Index Fund
        Bond IMMDEX(TM)Fund                  Equity Income Fund            MidCap Core Equity Fund
      Strategic Income Fund                Relative Value Fund             Small Cap Index Fund
Tax-Exempt Intermediate Bond Fund           Equity Index Fund           Small Cap Core Equity Fund
                                       Large Cap Core Equity Fund       Science & Technology Fund
  Missouri Tax-Exempt Bond Fund           Large Cap Growth Fund               MicroCap Fund
                                              (the "Funds")

Supplement dated May 11, 2001 to the Statement of Additional Information dated March 1, 2001

         The following replaces the first paragraph under the heading "Advisory Services" on page 99:

         Firstar Investment Research and Management Company, LLC, ("FIRMCO") the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         Prior to May 2, 2001, FIRMCO was investment advisor to the Funds. FIRMCO was a Wisconsin limited liability company and a subsidiary of U.S. Bancorp.

         The information appearing under the heading "Directors and Officers" on page 94 is revised to replace the information regarding Ms. Zentmyer and Ms. Rauman as follows:


Marian Zentmyer*            Director        Chief Investment Officer of Equities
777 E. Wisconsin Avenue     President       of U.S. Bancorp Piper Jaffray Asset
Suite 800                                   Management Inc. since May 2001;
Milwaukee, WI  53202                        Chief Investment Officer of Equities
Age 44                                      and Director of FIRMCO, 1998-May
                                            2001; Senior Vice President and
                                            Senior Portfolio Manager, FIRMCO
                                            from 1995 to 1998.

Laura J. Rauman             Vice President  Senior Vice President of U.S.
777 E. Wisconsin Avenue     Treasurer       Bancorp Piper Jaffray Asset
Suite 800                                   Management, Inc., since May 2001;
Milwaukee, WI 53202                         Senior Vice President of FIRMCO
Age 32                                      1995-May 2001; Vice President of
                                            Mercantile Mutual Funds since April
                                            2000; Senior Auditor, Price
                                            Waterhouse, LLP, prior thereto.

The paragraph under the chart on page 98 is replaced by the following:

         Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 2000, the Directors and Officers received aggregate fees and reimbursed expenses of $105,633. Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Director; Vice President and Treasurer; and Assistant Treasurer, respectively, although U.S. Bancorp Piper Jaffray Asset Management Inc., of which Ms. Zentmyer and Ms. Rauman are Chief Investment Officer of Equities and Senior Vice President, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of U.S. Bank National Association, which is a subsidiary of U.S. Bancorp. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

         Directors, employees, retirees and their families of U.S. Bancorp or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         The references to "Firstar Investment Research & Management Company, LLC" and/or "FIRMCO" on pages 6, 100, 102, 103 and 104 are replaced with "U.S. Bancorp Piper Jaffray Asset Management, Inc."

                         Institutional Money Market Fund
                          Tax-Exempt Money Market Fund
                        Ohio Tax-Exempt Money Market Fund
                        U.S. Government Money Market Fund
                         U.S. Treasury Money Market Fund
                              Short-Term Bond Fund
                             Intermediate Bond Fund
                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                              Bond IMMDEX(TM) Fund
                              Strategic Income Fund
                        Tax-Exempt Intermediate Bond Fund
                          Missouri Tax-Exempt Bond Fund
                          National Municipal Bond Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Relative Value Fund
                                Equity Index Fund
                           Large Cap Core Equity Fund
                              Large Cap Growth Fund
                            International Value Fund
                               Global Equity Fund
                            International Growth Fund
                                MidCap Index Fund
                             MidCap Core Equity Fund
                              Small Cap Index Fund
                           Small Cap Core Equity Fund
                            Science & Technology Fund
                                  MicroCap Fund


                              Institutional Shares

                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001

Page 117

        The section under "Investing with Firstar Funds -Buying Shares" is replaced with the following:

                       Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
                       * Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central
                         time
                       * Tax-Exempt Money Market Fund and U.S. Government Money
                         Market Fund - 11:30 a.m. Central time
                       * U.S. Treasury Money Market Fund and Institutional Money
                         Market Fund - 1:00 p.m. Central time

                     In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

                     Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form. The Funds have the right to reject any purchase order.

                                    Y Shares

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                              Bond IMMDEX(TM) Fund
                              Strategic Income Fund
                        Tax-Exempt Intermediate Bond Fund
                          Missouri Tax-Exempt Bond Fund
                          National Municipal Bond Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Relative Value Fund
                                Equity Index Fund
                           Large Cap Core Equity Fund
                              Large Cap Growth Fund
                            International Value Fund
                               Global Equity Fund
                            International Growth Fund
                                MidCap Index Fund
                             MidCap Core Equity Fund
                              Small Cap Index Fund
                           Small Cap Core Equity Fund
                            Science & Technology Fund
                                  MicroCap Fund


                              Institutional Shares

                         Institutional Money Market Fund
                          Tax-Exempt Money Market Fund
                        Ohio Tax-Exempt Money Market Fund
                        U.S. Government Money Market Fund
                         U.S. Treasury Money Market Fund

                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001

Effective March 30, 2001, Firstar Funds will no longer offer Y Shares in the following Funds:

* FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND, Y SHARES
* FIRSTAR MISSOURI TAX-EXEMPT BOND FUND, Y SHARES
* FIRSTAR NATIONAL MUNICIPAL BOND FUND, Y SHARES

Page 115

        The section under "Investing with Firstar Funds-Buying Shares" is replaced with the following:

                       Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
                       * Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central
                         time
                       * Tax-Exempt Money Market Fund and U.S. Government Money
                         Market Fund - 11:30 a.m. Central time
                       * U.S. Treasury Money Market Fund and Institutional Money
                         Market Fund - 1:00 p.m. Central time

                     In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

                     Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form. The Funds have the right to reject any purchase order.

                               FIRSTAR FUNDS, INC.

Short-Term Bond Fund         National Municipal        International Value
                             Bond Fund                 Fund
Intermediate Bond Fund       Balanced Income Fund      Global Equity Fund
U.S. Government              Balanced Growth Fund      International Growth
Securities Fund                                        Fund
Aggregate Bond Fund          Growth & Income Fund      MidCap Index Fund
Bond IMMDEX(TM)Fund          Equity Income Fund        MidCap Core Equity Fund
Strategic Income Fund        Relative Value Fund       Small Cap Index Fund
Tax-Exempt Intermediate      Equity Index Fund         Small Cap Core Equity
Bond Fund                    Large Cap Core            Fund
                             Equity Fund               Science & Technology Fund
Missouri Tax-Exempt          Large Cap Growth          MicroCap Fund
Bond Fund                    Fund


               Supplement dated March 31, 2001 to the Statement of
                   Additional Information dated March 1, 2001

Page 83

         The paragraph under "Reducing Your Sales Charge on Retail A Shares" is replaced with the following:

Reducing Your Sales Charge on Retail A Shares

         A.       Rights of Accumulation

         As stated in the Prospectuses, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund that are sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on the higher of current net asset value or the original purchase price) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. For example, let's say you're making $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you for purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

              Eligible First American Funds include the following:

                                  Balanced Fund
                               Equity Income Fund
                                Equity Index Fund
                              Large Cap Growth Fund
                              Large Cap Value Fund
                               Mid Cap Growth Fund
                               Mid Cap Value Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                              Emerging Markets Fund
                               International Fund
                              Health Sciences Fund
                           Real Estate Securities Fund
                                 Technology fund
                               Corporate Bond Fund
                                Fixed Income Fund
                          Intermediate Term Income Fund
                            Limited Term Income Fund
                              Strategic Income Fund
                  High Yield Bond Fund (offered April 30, 2001)
                        California Intermediate Tax Free
                         Colorado Intermediate Tax Free
                           Intermediate Tax Free Fund
                         Minnesota Intermediate Tax Free
                          Oregon Intermediate Tax Free
                              Arizona Tax Free Fund
                            California Tax Free Fund
                             Colorado Tax Free Fund
                             Minnesota Tax Free Fund
                                  Tax Free Fund
                             Nebraska Tax Free Fund
                         Strategy Aggressive Growth Fund
                              Strategy Growth Fund
                          Strategy Growth & Income Fund
                              Strategy Income Fund

         The complex of First American Funds and Firstar Funds are affiliated investment companies as of February 27, 2001. U.S. Bancorp is the parent corporation of First American Funds' adviser, First American Asset Management, a division of U.S. Bank National Association, and Firstar's adviser, FIRMCO.

Page 84

         This third paragraph under "Exchange Privilege" is revised as follows:

         A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company or Class A Shares of any First American Fund.

               Firstar Global Equity Fund -- Institutional Shares

                 Supplement dated May 25, 2001 to the Prospectus
                               dated March 1, 2001

The following replaces "Fees and Expenses of the Fund - Annual Fund Operating Expenses" on pages 80-81 of the Fund's current prospectus.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                                              Institutional
                                                                 Shares
--------------------------------------------------------------------------------
Management Fees (before waivers)(1)                               0.75%
Distribution and Service (12b-1) Fees                             None
Other Expenses(2)                                                 0.43%
                                                                 -----
Total Annual Fund Operating Expenses (before waivers)(4)          1.18%
Fee Waivers and Expense Reimbursements(3)                        (1.03)%
                                                                 -----
Net Annual Fund Operating Expenses(3),(4)                         0.15%
                                                                 =====
--------------------------------------------------------------------------------


(1) As a result of fee waivers, the current management fee of the Global Equity Fund is 0.0% of the Fund's average daily net assets.
(2) "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
(3) Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Global Equity Fund until September 30, 2002, so that Net Annual Fund Operating Expenses will be no more than .15% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.
(4) Because the Fund invests in other investment companies, your investment in the Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.37% to 3.07%. The above table does not reflect these indirect expenses.

     EXAMPLE

     The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     -------------------------------------------------------------------------
                              1 Year    3 Years     5 Years      10 Years
     -------------------------------------------------------------------------
     Global Equity Fund -
       Institutional Shares    $15        $270        $544        $1,327
     -------------------------------------------------------------------------

The following replaces current information and disclosure with respect to Global Equity Fund's Objective, Principal Investment Strategies and Principal Risks included on pages 76 to 81 of the Fund's current prospectus.

Objective

The investment objective of Firstar Global Equity Fund (the Fund) is to achieve long-term capital growth.

--------------------------------------------------------------------------------
Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a variety of affiliated mutual funds. The affiliated funds in which the Fund will invest include eleven First American equity funds and the First American Prime Obligations Fund, a money market fund. The Fund's investment advisor will allocate and reallocate the Fund's assets among the underlying funds within the following ranges (expressed as percentages of the Fund's net assets):


                                                    MINIMUM          MAXIMUM
                                                   INVESTMENT       INVESTMENT
UNDERLYING FUNDS                                   ----------       ----------
First American Equity Income Fund                       0%              10%
First American Equity Index Fund                        0%              65%
First American Large Cap Growth Fund                    0%              40%
First American Large Cap Value Fund                     0%              40%
First American Mid Cap Growth Fund                      0%              25%
First American Mid Cap Value Fund                       0%              25%
First American Small Cap Growth Fund                    0%              25%
First American Small Cap Value Fund                     0%              25%
First American Real Estate Securities Fund              0%              10%
First American International Fund                      15%              80%
First American Emerging Markets Fund                    0%              40%

Equity Funds as a whole                                65%             100%

First American Prime Obligations Fund                   0%              35%

In addition to investing in First American Prime Obligations Fund, the Fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, the Fund's aggregate investment in these items and in First American Prime Obligations Fund will not exceed the maximum percentage in the above table for First American Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of the Fund's assets in these securities may prevent the Fund from achieving its objectives.

Main Risks

The value of your investment in the Fund will change daily, which means you could lose money. The main risks of investing in the funds include:

Active Management

The Fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions that are suited to achieving the Fund's investment objectives. Due to their active management, the Fund could underperform other mutual funds with similar investment objectives.

Additional Expenses

Investing in the underlying funds through an investment in the Fund involves additional expenses that would not be present in a direct investment in the underlying funds.

Risks Associated with the Underlying Funds

The Fund is subject to the risks of the underlying funds in which it invests. These risks, some of which are discussed in more detail under "More About The Underlying First American Funds," include: o The underlying funds (other than First American Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Because the Fund invests a high proportion of its assets in equity funds, the net asset value of the Fund may be more volatile than funds that are limited to lower proportions.
-    First American Small Cap Growth Fund, First American Small Cap Value Fund,

     First American Emerging Markets Fund and First American International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.
- First American Mid Cap Growth Fund and First American Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
- First American Mid Cap Growth Fund and First American Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.
- First American Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.
- First American International Fund and First American Emerging Markets Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where First American Emerging Markets Fund primarily invests. First American International Fund and First American Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.
- Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.
- First American Equity Index Fund is subject to risks associated with its use of options, futures, contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.
- Most of the underlying First American funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.
- First American Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.
- First American Equity Income Fund may invest in non-investment grade convertible debt obligations. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Possible Conflicts of Interest

The portfolio managers of the Fund are officers and employees of the underlying First American's investment advisor. If situations arise in which the interests of the Fund are different from those of the underlying First American funds, the Fund's portfolio managers could be subject to conflicts of interest. For example, the advisor might determine that the Fund should reduce its allocation of assets to a particular underlying First American fund, thus requiring the Fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The Fund's advisor will monitor the operations of the Fund and the underlying funds for potential conflicts of interest, and recommend to the Fund's board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the Fund and the underlying First American funds.

More About The Underlying First American Funds

The objectives, main investment strategies and main risks of the underlying First American funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for First American Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548.

--------------------------------------------------------------------------------
First American Equity Income Fund

Objective

Equity Income Fund's objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least

65% of its total assets) in equity securities of companies the fund's investment advisor believes are characterized by:

-    the ability to pay above average dividends.
-    the ability to finance expected growth.
-    strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities that are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities that are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
First American Equity Index Fund

Objective

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Options and Futures. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Large Cap Growth Fund

Objective

Large Cap Growth Fund's objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-   above average growth in revenue and earnings.
-   strong competitive position.
-   strong management.
-   sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Large Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Large Cap Value Fund

Objective

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

-   are undervalued relative to other securities in the same industry or market.
-   exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Mid Cap Growth Fund

Objective

Mid Cap Growth Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above average growth in revenue and earnings.
-    strong competitive position.
-    strong management.
-    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase that may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Mid Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Mid Cap Value Fund

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

-   are undervalued relative to other securities in the same industry or market.
-   exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Small Cap Growth Fund

Objective

Small Cap Growth Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above average growth in revenue and earnings.
-    strong competitive position.
-    strong management.
-    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase that may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Small Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Small Cap Value Fund

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

- are undervalued relative to other securities in the same industry or market.
-    exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Real Estate Securities Fund

Objective

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income- producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Risk of Real Estate Investment Trusts (REITs). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills that may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Emerging Markets Fund

Objective

Emerging Markets Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

- those that have an emerging stock market (as defined by the International Financial Corporation).
-    those with low- to middle-income economies (according to the World Bank).
-    those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

- its securities are principally traded in an emerging market (including Hong Kong and Singapore).
- it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).
- it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).
- it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European

Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

Main Risks

The main risks of investing in Emerging Markets Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

--------------------------------------------------------------------------------
First American International Fund

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

-    that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Prime Obligations Fund

Objective

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

Main Investment Strategies

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

- securities issued by the U.S. government or one of its agencies or instrumentalities.
- U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).
-    commercial paper.
-    non-convertible corporate debt securities.
-    loan participation interests.
-    repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks, which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

Main Risks

The main risks of investing in Prime Obligations Fund include:

- Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.
- The level of income you receive from the fund will be affected by movements in short-term interest rates.
- Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


                     Firstar Global Equity Fund -- Y Shares

                 Supplement dated May 25, 2001 to the Prospectus
                               dated March 1, 2001

The following replaces "Fees and Expenses of the Fund - Annual Fund Operating Expenses" on page 79 of the Fund's current prospectus.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                                                   Y Shares
--------------------------------------------------------------------------------
Management Fees (before waivers)(1)                                 0.75%
Distribution and Service (12b-1) Fees                               None
Other Expenses(2)                                                   0.68%
                                                                   -----
Total Annual Fund Operating Expenses (before waivers)(4)            1.43%
Fee Waivers and Expense Reimbursements(3)                          (1.03)%
                                                                   -----
Net Annual Fund Operating Expenses(3),(4)                           0.40%
                                                                   =====
--------------------------------------------------------------------------------

(1) As a result of fee waivers, the current management fee of the Global Equity Fund is 0.0% of the Fund's average daily net assets.
(2) "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
     (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Global Equity Fund currently are 0.40% of the Fund's average daily net assets.
(3) Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Global Equity Fund until September 30, 2002, so that Net Annual Fund Operating Expenses will be no more than 0.40% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.
(4) Because the Fund invests in other investment companies your investment in the Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.37% to 3.07%. The above table does not reflect these indirect expenses.

     EXAMPLE

     The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------------
                                       1 Year   3 Years    5 Years    10 Years
     ---------------------------------------------------------------------------
     Global Equity Fund - Y Shares      $ 41     $ 348      $ 677     $ 1,608
     ---------------------------------------------------------------------------

The following replaces current information and disclosure with respect to Global Equity Fund's Objective, Principal Investment Strategies and Principal Risks included on pages 74 to 79 of the Fund's current prospectus.

Objective

The investment objective of Firstar Global Equity Fund (the Fund) is to achieve long-term capital growth.

--------------------------------------------------------------------------------
Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a variety of affiliated mutual funds. The affiliated funds in which the Fund will invest include eleven First American equity funds and the First American Prime Obligations Fund, a money market fund. The Fund's investment advisor will allocate and reallocate the Fund's assets among the underlying funds within the following ranges (expressed as percentages of the Fund's net assets):


                                                    MINIMUM         MAXIMUM
                                                   INVESTMENT      INVESTMENT
                                                   ----------      ----------
  UNDERLYING FUNDS

  First American Equity Income Fund                     0%             10%
  First American Equity Index Fund                      0%             65%
  First American Large Cap Growth Fund                  0%             40%
  First American Large Cap Value Fund                   0%             40%
  First American Mid Cap Growth Fund                    0%             25%
  First American Mid Cap Value Fund                     0%             25%
  First American Small Cap Growth Fund                  0%             25%
  First American Small Cap Value Fund                   0%             25%
  First American Real Estate Securities Fund            0%             10%
  First American International Fund                    15%             80%
  First American Emerging Markets Fund                  0%             40%

  Equity Funds as a whole                              65%            100%

  First American Prime Obligations Fund                 0%             35%

In addition to investing in First American Prime Obligations Fund, the Fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, the Fund's aggregate investment in these items and in First American Prime Obligations Fund will not exceed the maximum percentage in the above table for First American Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of the Fund's assets in these securities may prevent the Fund from achieving its objectives.

Main Risks

The value of your investment in the Fund will change daily, which means you could lose money. The main risks of investing in the funds include:

Active Management

The Fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions that are suited to achieving the Fund's investment objectives. Due to their active management, the Fund could underperform other mutual funds with similar investment objectives.

Additional Expenses

Investing in the underlying funds through an investment in the Fund involves additional expenses that would not be present in a direct investment in the underlying funds.

Risks Associated with the Underlying Funds

The Fund is subject to the risks of the underlying funds in which it invests. These risks, some of which are discussed in more detail under "More About The Underlying First American Funds," include:

- The underlying funds (other than First American Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.
- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Because the Fund invests a high proportion of its assets in equity funds, the net asset value of the Fund may be more volatile than funds that are limited to lower proportions.
- First American Small Cap Growth Fund, First American Small Cap Value Fund, First American Emerging Markets Fund and First American International Fund are subject to the risks of investing in small-capitalization companies.

     These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.
- First American Mid Cap Growth Fund and First American Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
- First American Mid Cap Growth Fund and First American Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.
- First American Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.
- First American International Fund and First American Emerging Markets Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where First American Emerging Markets Fund primarily invests. First American International Fund and First American Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.
- Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.
- First American Equity Index Fund is subject to risks associated with its use of options, futures, contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.
- Most of the underlying First American funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.
- First American Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.
- First American Equity Income Fund may invest in non-investment grade convertible debt obligations. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Possible Conflicts of Interest

The portfolio managers of the Fund are officers and employees of the underlying First American's investment advisor. If situations arise in which the interests of the Fund are different from those of the underlying First American funds, the Fund's portfolio managers could be subject to conflicts of interest. For example, the advisor might determine that the Fund should reduce its allocation of assets to a particular underlying First American fund, thus requiring the Fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The Fund's advisor will monitor the operations of the Fund and the underlying funds for potential conflicts of interest, and recommend to the Fund's board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the Fund and the underlying First American Funds.

More About The Underlying First American Funds

The objectives, main investment strategies and main risks of the underlying First American funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for First American Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548.

--------------------------------------------------------------------------------
First American Equity Income Fund

Objective

Equity Income Fund's objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies that the fund's investment advisor believes are characterized by:

-    the ability to pay above average dividends.
-    the ability to finance expected growth.
-    strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities that are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities that are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
First American Equity Index Fund

Objective

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Options and Futures. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Large Cap Growth Fund

Objective

Large Cap Growth Fund's objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above average growth in revenue and earnings.
-    strong competitive position.
-    strong management.
-    sound financial condition.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Large Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Large Cap Value Fund

Objective

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

- are undervalued relative to other securities in the same industry or market.
-    exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Mid Cap Growth Fund

Objective

Mid Cap Growth Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above average growth in revenue and earnings.
-    strong competitive position.
-    strong management.
-    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase that may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Mid Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Mid Cap Value Fund

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

- are undervalued relative to other securities in the same industry or market.
-    exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Small Cap Growth Fund

Objective

Small Cap Growth Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above average growth in revenue and earnings.
-    strong competitive position.
-    strong management.
-    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase that may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Small Cap Growth Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
First American Small Cap Value Fund

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 30, 2000, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

- are undervalued relative to other securities in the same industry or market.
-    exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

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First American Real Estate Securities Fund

Objective

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income- producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Risk of Real Estate Investment Trusts (REITs). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills that may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

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First American Emerging Markets Fund

Objective

Emerging Markets Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

- those that have an emerging stock market (as defined by the International Financial Corporation).
-    those with low- to middle-income economies (according to the World Bank).
-    those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

- its securities are principally traded in an emerging market (including Hong Kong and Singapore).
- it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).
- it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).
- it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock.

In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

Main Risks

The main risks of investing in Emerging Markets Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

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First American International Fund

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

-    that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

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First American Prime Obligations Fund

Objective

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

Main Investment Strategies

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

- securities issued by the U.S. government or one of its agencies or instrumentalities.
- U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).
-    commercial paper.
-    non-convertible corporate debt securities.
-    loan participation interests.
-    repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks, which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

Main Risks

The main risks of investing in Prime Obligations Fund include:

- Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.
- The level of income you receive from the fund will be affected by movements in short-term interest rates.
- Foreign securities in which the fund invests, although dollar- denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.